UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2019
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METHODE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-2816	36-2090085
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8750 West Bryn Mawr Avenue, Chicago, Illinois 60631
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (708) 867-6777
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value	MEI	New York Stock Exchange

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2019, upon the recommendation of the Nominating and Governance Committee, the Board of Directors (the "Board") of Methode Electronics, Inc. (the "Company") increased the size of the Board from eight to ten members. Upon the recommendation of the Nominating and Governance Committee, the Board elected David P. Blom and Angelo V. Pantaleo as directors of the Company to fill the vacancies. Messrs. Blom and Pantaleo will each serve as a director until their respective successor is elected and qualified or until his earlier resignation or removal. Upon the recommendation of the Nominating and Governance Committee, the Board appointed Mr. Blom to the Medical Products Committee and Mr. Pantaleo to the Technology Committee.

Mr. Blom, 65, served as President and Chief Executive Officer of OhioHealth Corporation, a not-for-profit healthcare system in Columbus, Ohio, from 2002 until his retirement on June 30, 2019. Mr. Blom serves as a director of Worthington Industries, Inc.

Mr. Pantaleo, 60, has served as Chairman and Chief Executive Officer of Marmon Holdings, Inc. (“Marmon”), a Berkshire Hathaway company and global industrial organization, since January 1, 2019 and as President of Marmon since December 1, 2017. Prior thereto, Mr. Pantaleo served as Chairman and Chief Executive Officer of Duracell, a Berkshire Hathaway company and leading manufacturer of alkaline batteries, since November 1, 2014.

Messrs. Blom and Pantaleo will be compensated in a manner consistent with the Company’s other non-employee directors, as most recently described in the Company’s Proxy Statement dated July 26, 2019.

A copy of the press release announcing the appointment of Messrs. Blom and Pantaleo to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements And Exhibits.

(d)    Exhibits.

99.1    Press Release dated December 13, 2019
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 16, 2019	METHODE ELECTRONICS, INC. By: /s/ Ronald L.G. Tsoumas Ronald L.G. Tsoumas Chief Financial Officer